UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2013

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough Drive, Suite 100 Houston, Texas		77067
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On April 22, 2013, Noble Energy, Inc. issued a press release announcing that its Board of Directors has approved (i) a two-for-one stock split and (ii) a quarterly cash dividend of $0.28 per share of common stock. The stock split will be effected in the form of a 100% stock dividend payable on May 28, 2013 to shareholders of record as of the close of business on May 14, 2013. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed as part of this current report on Form 8-K:

99.1	Press Release dated April 22, 2013 announcing two-for-one stock split and declaring quarterly dividend.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date:	April 22, 2013	By:	/s/ Kenneth M. Fisher
Kenneth M. Fisher
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 22, 2013 announcing two-for-one stock split and declaring quarterly dividend.